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EXHIBIT 32.1

Certification of Chief Executive Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of First Consulting Group, Inc., a Delaware corporation (the "Company"), hereby certifies, to his knowledge, that:

  (i)
  the accompanying Annual Report on Form 10-K of the Company for the period ended December 26, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

  (ii)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 17, 2003	/s/ Luther Nussbaum Luther J. Nussbaum Chairman of the Board and Chief Executive Officer

        The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238. This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of First Consulting Group, Inc., a Delaware, corporation (the "Company"), hereby certifies, to his knowledge, that:

  (i)
  the accompanying Annual Report on Form 10-K of the Company for the period ended December 26, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

  (ii)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 17, 2004	/s/ Walter J. McBride Walter J. McBride Executive Vice President and Chief Financial Officer

        The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238. This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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  EXHIBIT 32.1
Certification of Chief Executive Officer
Certification of Chief Financial Officer